                                                                                                                                                                                            Exhibit 99.2

 Fourth Quarter and Full Year 2021 Results  1  February 2022

 Forward-Looking Statements and Financial Measures  2  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, including revenues, adjusted EBITDA and adjusted EBITDA margins for 2022 and the assumptions related thereto; the preliminary results of our interim impairment test and the related goodwill impairment charge; our significant growth potential, including through organic investments and/or tuck-in acquisitions; our plans to deploy resources in 2022; our ability to grow our business; and the impact of future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to reduction in demand from clients, supply chain disruption with respect to our rewards, disruptions in the airline or travel industries and labor shortages due to quarantine.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, that actual results may differ materially from the preliminary results of our interim impairment test upon the completion of our procedures with respect to our annual financial statements and filing of our annual report on Form 10-K and the factors set forth in the Risk Factors section of both (1) our Registration Statement on Form 10-12B; and (2) any updates in Item 1A, or elsewhere, in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Registration Statement or our Form 10-K for the most recently ended fiscal year when filed or any updates thereto. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, we may present financial measures that are non-GAAP measures, such as adjusted EBITDA, adjusted EBITDA margin and free cash flow. Adjusted EBITDA eliminates the non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Adjusted EBITDA also eliminates the effect of gains on the sale of a business, goodwill impairment, strategic transaction costs and restructuring and other charges. Adjusted EBITDA margin represents adjusted EBITDA divided by revenue. Free cash flow represents cash flow from operations less capital expenditures. Free cash flow is a liquidity measure used by management to evaluate the amount of cash available for debt repayment, acquisition opportunities, and other corporate purposes. No reconciliation is provided with respect to forward looking annual guidance as we cannot reliably predict all necessary components or their impact to reconcile these non-GAAP measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a material impact on our future results. Reconciliations to the most directly comparable GAAP financial measures are available in our earnings press release, which is posted in the Press Releases section on our website (www.loyaltyventures.com).

2021 Key Takeaways

Clarity & Focus

- Spin complete, now a standalone public company included in the S&P SmallCap 600

Resilient Performance

- AIR MILES® Reward Program delivered solid performance and increased both Revenue and Adj. EBITDA, as well as sequential growth in miles issued across 2021
- BrandLoyalty navigated supply chain disruptions throughout 2021 and established alternatives for 2022

Investment Strategy in 2022 to Drive Long-Term Growth

- Improve consumer experience
- Accelerate digital innovation
- Enhance data and analytics capabilities for retailers and sponsors at both AIR MILES Reward Program and BrandLoyalty

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2021 Summary of Financial Results

	Revenue	Adj. EBITDA[1]	Net (Loss) Income / Diluted EPS[2]
Q4	$239MM	$47MM	($56MM) ($2.27)
FY	**$735MM**	**$166MM**	**$2MM** **$0.07**

FY 2021

- Revenue decreased 4% year-over-year, including a challenging Q1 year-over-year comparison at BrandLoyalty
- Total Adj. EBITDA margin remained steady at ~23%
- Net (Loss) Income and Diluted EPS include $64 million, or $2.62 per share, of goodwill impairment and strategic transaction costs, respectively

Notes:
1. Adj. EBITDA excludes goodwill impairment and strategic transaction costs
2. Earnings (loss) per share ("EPS")

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AIR MILES Reward Program Q4 Developments

Program Enhancements & Brand Refresh

- Strategic Program changes and a new visual identity resulted in an increase in digitally-active collectors

Flight Platform Relaunch

- Launched all-new flight booking program, featuring increased flexibility and value for Collectors, new airline partners and a re-designed digital experience
- Significant increase in airline tickets at launch

Card Linked Offers

- Launched card linked offers, introducing a further integration of payment and loyalty into one seamless customer experience that provides new ways for collectors to earn more AIR MILES reward miles while enabling another way for retailers to partner with the AIR MILES Reward Program
- Positive momentum with partner participation as well as Collectors linking and earning AIR MILES reward miles at participating retailers

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AIR MILES Reward Program Partner Developments

Key Sponsor Signings

- Extended current sponsor agreements in the home improvement, beverage and electronics verticals

Shopify

- Engaged Canadian small businesses by supporting the launch of the AIR MILES INCENTIVES® Shopify App

Card Linked Offers

- Time-limited new promotion features offers from some of Canada's favorite brands, including

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 AIR MILES Reward Program Performance Highlights  7      Issuance improved throughout the year despite two non-renewals, COVID restrictions and Omicron-related setback in Q4Burn rate was impacted by pent-up demand for travel as restrictions partially abatedRedemption Settlement Assets (held in trust) fund future redemptions

BrandLoyalty Q4 Developments

Brand Refresh

- Revealed new visual identity, representing BrandLoyalty's innovation, relevance and creativity

Brand Loyalty

Disney Renewal

- Renewed relationship with Disney in key regions, enabling BrandLoyalty to offer loyalty promotions including The Walt Disney Company franchises to our retail clients

Supply Chain

- COVID-19 continued to impact ports, airports and rail terminals in key sourcing regions, causing deferrals of campaign-based programs into 2022
- Increased local sourcing, adjusted logistic routes and pre-booked capacity on ocean containers

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 BrandLoyalty Performance Highlights  9      EMEA market continues to be strongAmericas and APAC expected to contribute to future growth  75%  18%  7%  2021 Revenue by Geography  Campaigns  Retailers  Countries  40+  185+  140+  2021 Campaign Statistics

 Strategic Investments in 2022  10  $20-25MM  Additional CapEx investment and  1  Engaging Consumers  2  Digital Innovation  3  Data & Analytics Capabilities    incremental P&L(1) investment in 2022 to accelerate growth, focused on three key areas  $20-25MM  $18MM  Baseline CapEx  Notes:Investment will be realized through both cost of redemptions (impacting net revenue) and operating expenses

 Engaging Consumers  11  Introduced sustainability initiatives focused on carbon offsetting solutions, including the ability to convert voluntary carbon credits to a tradable environmental micro-currency  Leveraging the power of Disney franchises to improve engagement between clients and shoppers  Deploy new Real-Time Issuance capabilities across the coalition, so Collectors can see their updated balance immediately following checkout    Accelerate investment to improve time to reward and the overall Collector experience, including merchandise attainability and value, travel platform ease of use and enhancement of Tier benefits

 Digital Innovation  12  Deploy automated CRM platform and personalization to more sponsors  Expand digital reach, optimize Collector value and improve overall Collector experience   Capitalize on Canadians’ return to travel with enhanced flight and car value and experience, including both redemption and credit card purchase  Increasing monthly active users and time spent on retailers’ digital platforms through solutions that increase engagement and give consumers the ability to win prizes  Launched Club Leaf, a suite of carbon offsetting solutions including a B2C app and various B2B carbon foot printing and compensation services  Design e-commerce loyalty campaigns that build online ordering habits and grow share of wallet

 Data & Analytics Capabilities  13  Machine-learning data solutions to evaluate marketing and campaign performance, and target customers with 1:1 product offers and recommendations   Leverage first party data across a wide range of retailers to better understand customer preferences, and deliver personalized content and offers  Cloud-based Reporting & Analytics suite accessible via Airmiles.AI with quick access to data and insights, enabling better business decisions  Predicting and measuring shopper uplift down to the segment of one  Supporting data sharing for more targeted and impactful campaigns   Using personalized communication to activate shoppers with our campaigns

 Financial Results – Consolidated  14

 Financial Results – Segments  15  Notes:In accordance with ASC 606, “Revenue from contracts with customers”, redemption revenue for our AIR MILES Reward Program is presented net of cost of redemptions

2022 Consolidated Outlook

Revenue

$MM


735
~775 – 800
2021A
2022E

Adj. EBITDA

$MM


166
~150 – 158
2021A
2022E

Key Commentary

- Outlook based on expectations for a post-COVID recovery
- ***Adj. EBITDA and CapEx investments*** for Collector value proposition enhancement
- Brand Loyalty: ***More contracted revenue*** today vs year ago, but ***higher costs*** due to advance block purchases of shipping availability and use of different manufacturing sites/modalities

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 Year End 2021 Liquidity & 2021 Free Cash Flow  17  Net Cash Provided by Operating Activities  Cash and Cash Equivalents  Revolver Capacity(1)  Liquidity  Less: CapEx  Free Cash Flow  $168  $137  $305  $161  $180  ($18)  Notes:$150MM revolver; no amounts borrowed, but adjusted for letters of credit  Year End 2021 Liquidity  2021 Free Cash Flow  ($ in millions)  ($ in millions, figures may not total due to rounding)  2022 Free Cash Flow priorities include reinvesting in the business, deleveraging and tuck-in M&A

 Newly independent and committed to creating value across all our stakeholdersLeading loyalty businesses will benefit from targeted, strategic investments in 2022Positioning Loyalty Ventures for growth in 2023 and beyond  Summary  18  1  2  3

 APPENDIX

Taxes

2021 Taxes

- AIR MILES Reward Program and BrandLoyalty tax rates in FY21 ranged from ~25% to ~28%
- Currently non-deductible U.S. expenses, including interest expense and corporate overhead, goodwill impairment and Canadian withholding taxes associated with payments to the former parent negatively impacted our effective tax rate
- Cash taxes of ~$39MM impacted by Canadian withholding taxes

2022 Taxes

- AIR MILES Reward Program and BrandLoyalty tax rates estimated to range from ~25% to ~28%
- U.S. expenses including interest expense and corporate overhead will create possible future tax deductions but are estimated to result in an effective tax rate of ~50%, and cash taxes of ~$30MM to $37MM

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